UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

HARVARD ILLINOIS BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53935 (Commission File Number)	27-2238553 (I.R.S. Employer Identification No.)

58 North Ayer Street, Harvard, Illinois 60033

 (Address of principal executive offices)

(815) 943-5261

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2014, the Board of Directors of Harvard Illinois Bancorp, Inc. (the “Company”) and Harvard Savings Bank (the “Bank”) elected Duffield J. Seyller III as Chairman of the Board of Directors for both the Company and the Bank, effective as of March 27, 2014. Mr. Seyller was elected as Chairman of the Board of Directors following his retirement as President and Chief Executive Officer of the Company and the Bank, effective as of February 28, 2014.

In addition, on March 27, 2014, the Board of Directors of the Company and the Bank elected William D. Schack as Vice Chairman of the Board of Directors for both the Company and the Bank, effective as of March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.

DATE: April 2, 2014	By:	/s/ Donn L. Claussen
Donn L. Claussen
President and Chief Executive Officer
(Duly Authorized Representative)